Exhibit 99.1

DISCOVER FINANCIAL SERVICES TO EXPLORE

SALE OF DISCOVER STUDENT LOANS PORTFOLIO

Company to Pursue Transfer of Servicing to Third-Party Provider and Plans to Cease Student Loan Originations February 1, 2024

Riverwoods, IL, Nov. 29, 2023 – Discover Financial Services (NYSE: DFS) today announced that the Company’s Board of Directors (the “Board”) has authorized Discover management to explore the sale of the Discover Student Loans portfolio and the transfer of servicing of these loans to a third-party provider as it pursues strategic alternatives for the Discover Student Loans business.

Additionally, Discover will stop accepting new applications for student loans February 1, 2024. There is no impact to current Discover Student Loans customers or their loans or payments at this time.

“Discover’s Board regularly reviews the strategic fit of all of our businesses, with a focus on providing exceptional customer service and allocating resources to optimize returns,” said John Owen, Discover’s interim CEO and President. “During a recent review, the Board determined that exploring the sale and transfer of servicing of Discover’s student loans is aligned with those priorities, better enabling Discover to focus on our core banking products, capitalize on our growth opportunities and deliver long-term shareholder value. We are committed to a path forward that enables a seamless transition for our customers as they advance their education and financial goals.”

Discover has retained Wells Fargo Securities, LLC as its financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP as its legal advisor to support its exploration of strategic alternatives for Discover Student Loans.

There is no deadline or definitive timetable set for completion of this process, and the Company does not intend to disclose developments unless and until the Board approves a specific transaction or determines that further disclosure is appropriate. Any decision by the Board to pursue or not pursue a strategic alternative for Discover Student Loans will be aligned with the Board’s objectives of maximizing shareholder value and strengthening the Company’s businesses and will be subject to then prevailing market conditions.

About Discover

Discover Financial Services (NYSE: DFS) is a digital banking and payment services company with one of the most recognized brands in U.S. financial services. Since its inception in 1986, the company has become one of the largest card issuers in the United States. The company issues the Discover® card, America’s cash rewards pioneer, and offers private student loans, personal loans, home loans, checking and savings accounts and certificates of deposit through its banking business. It operates the Discover Global Network® comprised of Discover Network, with millions of merchants and cash access locations; PULSE®, one of the nation’s leading ATM/debit networks; and Diners Club International®, a global payments network with acceptance around the world. For more information, visit www.discover.com/company.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, which speak to our expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” “forecast,” and similar expressions.

Such statements are based on the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. These forward-looking statements speak only as of the date of this press release and there is no undertaking to update or revise them as more information becomes available.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: changes in economic variables, such as the availability of consumer credit, the housing market, energy costs, the number and size of personal bankruptcy filings, the rate of unemployment, the levels of consumer confidence and consumer debt and investor sentiment; the impact of current, pending and future legislation, regulation, supervisory guidance and regulatory and legal actions, including, but not limited to, those related to accounting guidance, tax reform, financial regulatory reform, consumer financial services practices, anti-corruption and funding, capital and liquidity; the actions and initiatives of current and potential competitors; our ability to manage our expenses; our ability to successfully achieve card acceptance across our networks and maintain relationships with network participants and merchants; our ability to sustain and grow our personal loan and home loan products; difficulty obtaining regulatory approval for, financing, closing, transitioning, integrating or managing the expenses of acquisitions of or investments in new businesses, products or technologies; our ability to manage our credit risk, market risk, liquidity risk, operational risk, legal and compliance risk and strategic risk; the availability and cost of funding and capital; access to deposit, securitization, equity, debt and credit markets; the impact of rating agency actions; the level and volatility of equity prices, commodity prices and interest rates, currency values, investments, other market fluctuations and other market indices; losses in our investment portfolio; limits on our ability to pay dividends and repurchase our common stock; limits on our ability to receive payments from our subsidiaries; fraudulent activities or material security breaches of our or others’ key systems; our ability to remain organizationally effective; our ability to increase or sustain Discover card usage or attract new customers; our ability to maintain relationships with merchants; the effect of political, economic and market conditions, geopolitical events, climate change, pandemics and unforeseen or catastrophic events; our ability to introduce new products and services; our ability to manage our relationships with third-party vendors, as well as those with which we have no direct relationship such as our employees’ internet service providers; our ability to maintain current technology and integrate new and acquired systems and technology; our ability to collect amounts for disputed transactions from merchants and merchant acquirers; our ability to attract and retain employees; our ability to protect our reputation and our intellectual property; our ability to comply with regulatory requirements; and new lawsuits, investigations or similar matters or unanticipated developments related to current matters. We routinely evaluate and may pursue acquisitions of or investments in businesses, products, technologies, loan portfolios or deposits, which may involve payment in cash or our debt or equity securities. In addition, there can be no assurance that the sale transaction or loan servicing transfer discussed in this press release will be completed, or that any condition or requirement to effectuate such sale or transfer, including any regulatory condition or requirement, will be satisfied.

Additional factors that could cause the company’s results to differ materially from those described in the forward-looking statements can be found under “Risk Factors,” “Business—Competition,” “Business—Supervision and Regulation” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the year ended December 31, 2022, “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” in the company’s Quarterly Report on Form 10-Q for the quarters ended September 30, 2023, June 30, 2023, and March 31, 2023 which are filed with the SEC and available at the SEC’s internet site (http://www.sec.gov) and subsequent reports on Forms 8-K.

Investor Contact:

Eric Wasserstrom

Investor Relations

224-405-4555 investorrelations@discover.com

Media Contact:

Matthew Towson

Public Relations

224-405-5649

matthewtowson@discover.com